                            SPIEKER PROPERTIES, L.P.
                           CONSOLIDATED BALANCE SHEETS
                   AS OF MARCH 31, 2001, AND DECEMBER 31, 2000
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                                                   MARCH 31,          DECEMBER 31,
                                                                                     2001                2000
                                                                                 ------------         ------------
ASSETS
INVESTMENTS IN REAL ESTATE:
 Land, land improvements and leasehold interests                                 $   860,637          $   856,819
 Buildings and improvements                                                        3,355,572            3,329,281
 Construction in progress                                                            285,646              245,578
                                                                                 -----------          -----------
                                                                                   4,501,855            4,431,678
 Less -- accumulated depreciation                                                   (400,951)            (375,761)
                                                                                 -----------          -----------
                                                                                   4,100,904            4,055,917
 Land held for investment                                                             72,357               66,251
 Investment in mortgages                                                               6,129                8,827
 Properties held for disposition, net                                                174,973              197,602
                                                                                 -----------          -----------
 Net investments in real estate                                                    4,354,363            4,328,597
CASH AND CASH EQUIVALENTS                                                             37,034               13,020
ACCOUNTS RECEIVABLE, net of allowance for doubtful
 accounts of $1,790 as of March 31, 2001, and $1,657 as of
 December  31, 2000                                                                   10,174               11,311
DEFERRED RENT RECEIVABLE                                                              41,245               36,008
RECEIVABLE FROM AFFILIATES                                                                 6                  327
DEFERRED FINANCING AND LEASING COSTS, net of accumulated amortization of
   $28,593 as of March 31, 2001, and $27,776 as of December 31, 2000                  73,930               74,234
FURNITURE, FIXTURES AND EQUIPMENT, net of accumulated depreciation of
   $3,695 as of March 31, 2001, and $3,624 as of December 31, 2000                     5,995                5,899
PREPAID EXPENSES, DEPOSITS ON PROPERTIES AND
 OTHER ASSETS                                                                         73,941               40,949
INVESTMENT IN AFFILIATES                                                              18,098               17,943
                                                                                 -----------          -----------
                                                                                 $ 4,614,786          $ 4,528,288
                                                                                 ===========          ===========

  The accompanying notes are an integral part of these consolidated statements.

                            SPIEKER PROPERTIES, L.P.
                           CONSOLIDATED BALANCE SHEETS
                   AS OF MARCH 31, 2001, AND DECEMBER 31, 2000
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                                      MARCH 31,        DECEMBER 31,
                                                                        2001              2000
                                                                     ----------        -----------
LIABILITIES AND PARTNERS' CAPITAL
DEBT:
 Unsecured notes                                                     $1,936,500         $1,936,500
 Short-term borrowings                                                   94,632             61,619
 Mortgage loans                                                          51,785             56,738
                                                                     ----------         ----------
  Total debt                                                          2,082,917          2,054,857
ASSESSMENT BONDS PAYABLE                                                  6,717              6,875
ACCOUNTS PAYABLE                                                          7,060              8,575
ACCRUED REAL ESTATE TAXES                                                13,245              3,106
ACCRUED INTEREST                                                         45,196             29,088
UNEARNED RENTAL INCOME                                                   33,422             33,156
DIVIDENDS AND DISTRIBUTIONS PAYABLE                                      55,178             54,195
OTHER ACCRUED EXPENSES AND LIABILITIES                                  104,461            114,231
                                                                     ----------         ----------
  Total liabilities                                                   2,348,196          2,304,083
                                                                     ----------         ----------
PARTNERS' CAPITAL:
  General Partner, $381,250 preferred liquidation preference          1,977,987          1,940,057
  Limited Partners, $75,000 preferred liquidation preference            288,603            284,148
                                                                     ----------         ----------
                    Total Partners' capital                           2,266,590          2,224,205
                                                                     ----------         ----------
                                                                     $4,614,786         $4,528,288
                                                                     ==========         ==========

  The accompanying notes are an integral part of these consolidated statements.

                            SPIEKER PROPERTIES, L.P.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 2001 AND 2000
           (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)


                                                                                  THREE MONTHS ENDED
                                                                                        MARCH 31,
                                                                              ----------------------------
                                                                                 2001               2000
                                                                              -----------       ----------
REVENUES:
 Rental revenues                                                              $ 207,326          $ 167,413
 Interest and other income                                                        3,072              2,099
                                                                              ---------          ---------
                                                                                210,398            169,512
                                                                              ---------          ---------
OPERATING EXPENSES:
 Rental expenses                                                                 41,868             35,510
 Real estate taxes                                                               12,889             12,497
 Interest expense, including amortization of deferred financing costs            34,141             31,263
 Depreciation and amortization                                                   34,190             30,416
 General and administrative expenses                                              7,639              6,569
                                                                              ---------          ---------
                                                                                130,727            116,255
                                                                              ---------          ---------
 Income from operations before disposition of real estate                        79,671             53,257
GAIN ON DISPOSITION OF REAL ESTATE                                               20,516             22,209

 Net income                                                                     100,187             75,466
 Preferred Operating Partnership Unit distributions                              (1,441)            (1,441)
PREFERRED DIVIDENDS:
 Series A Preferred Stock                                                          (854)              (854)
 Series B Preferred Stock                                                        (2,510)            (2,510)
 Series C Preferred Stock                                                        (2,953)            (2,953)
 Series E Preferred Stock                                                        (2,000)            (2,000)
                                                                              ---------          ---------
 Net income available to General and Limited Partners                         $  90,429          $  65,708
                                                                              =========          =========
General Partner                                                               $  79,754          $  57,807
Limited Partners                                                                 10,675              7,901
                                                                              ---------          ---------
 Total                                                                        $  90,429          $  65,708
                                                                              =========          =========
NET INCOME PER COMMON OPERATING PARTNERSHIP UNIT:
 Basic                                                                        $    1.21          $    0.89
                                                                              =========          =========
 Diluted                                                                      $    1.17          $    0.87
                                                                              =========          =========
DISTRIBUTIONS PER COMMON OPERATING PARTNERSHIP UNIT:
 General Partner                                                              $    0.70          $    0.70
                                                                              =========          =========
 Limited Partners                                                             $    0.70          $    0.70
                                                                              =========          =========


  The accompanying notes are an integral part of these consolidated statements.

                            SPIEKER PROPERTIES, L.P.
                   CONSOLIDATED STATEMENT OF PARTNERS' CAPITAL
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                             GENERAL            LIMITED
                                                             PARTNER            PARTNER
                                                              UNITS              UNITS
                                                         -------------        -----------
BALANCE AT DECEMBER 31, 2000                              65,782,599           8,826,153
 Conversion of Limited Partner units to
   General Partner units                                         908                (908)
 Restricted Stock grant                                       89,639                  --
 Restricted Stock grant -- deferred compensation                  --                  --
 Exercise of Stock options                                    97,881                  --
 Deferred Compensation amortization                               --                  --
 Allocation of Operating Partnership interests                    --                  --
 Partner Common and Preferred distributions                       --                  --
 Net income                                                       --                  --
                                                          ----------           ---------
BALANCE AT MARCH 31, 2001                                 65,971,027           8,825,245
                                                          ==========           =========



                                                           GENERAL             LIMITED
                                                           PARTNER             PARTNERS                TOTAL
                                                         -----------          -----------          -----------
BALANCE AT DECEMBER 31, 2000                             $ 1,940,057          $   284,148          $ 2,224,205
 Conversion of Limited Partner units to
   General Partner units                                          21                  (21)                  --
 Restricted Stock grant                                        4,499                   --                4,499
 Restricted Stock grant -- deferred compensation              (4,499)                  --               (4,499)
 Exercise of Stock options                                     3,078                   --                3,078
 Deferred Compensation amortization                            1,236                   --                1,236
 Allocation of Operating Partnership interests                    21                  (21)                  --
 Partner Common and Preferred distributions                  (54,497)              (7,619)             (62,116)
 Net income                                                   88,071               12,116              100,187
                                                         -----------          -----------          -----------
BALANCE AT MARCH 31, 2001                                $ 1,977,987          $   288,603          $ 2,266,590
                                                         ===========          ===========          ===========


  The accompanying notes are an integral part of these consolidated statements.

                            SPIEKER PROPERTIES, L.P.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 2001 AND 2000
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                                         THREE MONTHS ENDED
                                                                              MARCH 31,
                                                                     ----------------------------
                                                                        2001               2000
                                                                     -----------       ----------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                          $ 100,187          $  75,466
 Adjustments to reconcile net income to net cash provided by operating activities:
 Depreciation and amortization                                          34,190             30,416
 Amortization of deferred financing costs                                  746                544
 (Income) loss from affiliate                                             (155)                24
 Non-cash compensation                                                   1,236                910
 Gain on disposition of real estate                                    (20,516)           (22,209)
 Increase in accounts receivable and other assets                         (491)            (4,168)
 Decrease (increase) in receivable from affiliates                         321                (13)
 Decrease in assessment bonds payable                                     (175)              (214)
 Decrease) increase in accounts payable and other accrued
 (expenses and liabilities                                             (17,201)            (3,998)
 Increase in accrued real estate taxes                                  10,139             11,303
 Increase in accrued interest                                           16,094              8,354
                                                                       -------            -------
 Net cash provided by operating activities                             124,375             96,415
                                                                       -------            -------
CASH FLOWS FROM INVESTING ACTIVITIES
 Additions to properties                                               (75,092)          (128,629)
 Proceeds from disposition of properties                                42,697             44,584
 (Additions) reductions to deposits on properties, net                 (36,382)            31,573
 Proceeds from investment in mortgages                                   2,698              2,621
 Additions to leasing costs                                             (4,188)            (6,408)
                                                                       -------            -------
  Net cash used for investing activities                               (70,267)           (56,259)
                                                                       -------            -------
CASH FLOWS FROM FINANCING ACTIVITIES
 Proceeds from debt                                                     68,013             30,000
 Payments on debt                                                      (39,956)           (24,091)
 Payments of financing fees                                                (96)                --
 Payments of dividends and distributions                               (61,133)           (53,995)
 Capital contributions -- stock options exercised                        3,078              2,391
                                                                       -------            -------
  Net cash used for financing activities                               (30,094)           (45,695)
                                                                       -------            -------
 Net increase (decrease) in cash and cash equivalents                   24,014             (5,539)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                        13,020             17,114
                                                                       -------            -------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                           $  37,034          $  11,575
                                                                       =======            =======
SUPPLEMENTAL CASH FLOW DISCLOSURE
 Cash paid for interest, net of amounts capitalized                  $  17,273          $  22,350
                                                                       =======            =======

  The accompanying notes are an integral part of these consolidated statements.

                            SPIEKER PROPERTIES, L.P.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             MARCH 31, 2001 AND 2000
                        (UNAUDITED, DOLLARS IN THOUSANDS)

1. ORGANIZATION AND BASIS OF PRESENTATION

ORGANIZATION

      As used herein, the terms "we", "us", "our", or the "Company" refer collectively to Spieker Properties, Inc., Spieker Properties, L.P. (the "Operating Partnership"), and consolidated entities. Information contained herein referring to matters such as stock options, tax and REIT status and Funds from Operations pertains to Spieker Properties, Inc. This information has been provided for reference, as substantially all of the business activities of Spieker Properties, Inc. are conducted through the Operating Partnership and presentation of these items more fairly presents the operations of the consolidated entities. As of March 31, 2001, Spieker Properties, Inc. owned an approximate 88.2% general and limited partnership interest in the Operating Partnership.

      The Operating Partnership, a California limited partnership, was formed on November 10, 1993, and commenced operations on November 19, 1993, after Spieker Properties, Inc. completed its initial public offering on November 18, 1993. Spieker Properties, Inc. qualifies as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended.

PENDING MERGER WITH EQUITY OFFICE PROPERTIES

      On February 22, 2001, Equity Office Properties Trust, a Maryland Corporation, EOP Operating Limited Partnership, a Delaware limited partnership of which Equity Office is the sole general partner, the Company and the Operating Partnership entered into an Agreement and Plan of Merger. The merger agreement provides for the merger of the Company with and into Equity Office and for the merger of the Operating Partnership with and into EOP Partnership.

      In the merger of the Company with and into Equity Office, holders of the Company's Common Stock will receive $13.50 in cash and 1.49586 Equity Office Common Shares for each share of the Company's Common Stock. Cash will be paid instead of the issuance of fractional shares. The exchange ratio is not subject to change and there is no "collar" or minimum trading price for the shares of the Company's Common Stock or the Equity Office Common Shares. The merger is subject to the approval of the stockholders of the Company and those of Equity Office.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CONSOLIDATION

      Our consolidated financial statements include the consolidated financial position of the Operating Partnership and its subsidiaries as of March 31, 2001, and December 31, 2000, and its consolidated results of operations and cash flows for the three months ended March 31, 2001 and 2000. Our investment in Spieker Northwest, Inc., an unconsolidated Preferred Stock subsidiary of the Company, and our investment in Spieker Griffin/W9 Associates, LLC, are accounted for under the equity method. All significant intercompany balances and transactions have been eliminated in the consolidated financial statements.

INTERIM FINANCIAL INFORMATION

      The consolidated financial statements as of and for the three months ended March 31, 2001 and 2000, have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and, in management's opinion, include all adjustments necessary for a fair presentation of results for such interim periods. Certain information and note disclosures normally included in annual financial statements, prepared in accordance with accounting principles generally accepted in the United States, have been condensed or omitted pursuant to SEC rules or regulations; however, we believe that adequate disclosures have been made.

                            SPIEKER PROPERTIES, L.P.
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                             MARCH 31, 2001 AND 2000
                        (UNAUDITED, DOLLARS IN THOUSANDS)

      The interim results for the three months ended March 31, 2001 and 2000, are not necessarily indicative of results for the full year. We suggest that these financial statements be read together with the consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2000.

LAND HELD FOR INVESTMENT

      Construction costs related to land parcels that are either held for investment or are in the design and approval process as of March 31, 2001, were approximately $24,100, and are recorded in construction in progress.

NET INCOME PER UNIT

      Net income per unit are as follows:


                                                                              THREE MONTHS ENDED
                                                                                   MARCH 31,
                                                                        -------------------------------
                                                                              2001             2000
                                                                        ----------------   ------------
Net income available to General and Limited Partners -- basic           $    90,429         $    65,708
Series A Preferred dividends                                                    853                 853
                                                                        -----------         -----------
Net income available to General and Limited Partners -- diluted         $    91,282         $    66,561
                                                                        ===========         ===========
Weighted average units:
 Basic                                                                   74,762,706          73,964,372
 Stock Options                                                            1,954,191             957,075
 Series A Preferred Shares                                                1,219,512           1,219,512
                                                                        -----------         -----------
 Diluted                                                                 77,936,409          76,140,959
                                                                        ===========         ===========
Net income per common operating partnership unit:
 Basic                                                                  $      1.21         $      0.89
                                                                        ===========         ===========
 Diluted                                                                $      1.17         $      0.87
                                                                        ===========         ===========

      Per unit amounts are computed using the weighted average units outstanding during the period. Additionally, earnings used in the calculation are reduced by dividends owed to preferred unit holders. The diluted weighted average units outstanding include the dilutive effect of outstanding stock options, using the Treasury Stock method, and Series A Preferred Stock. Series A Preferred Stock was dilutive during the three months ended March 31, 2001 and 2000.

RECLASSIFICATIONS

      Certain items in the 2000 financial statements have been reclassified to conform to the 2001 presentation with no effect on results of operations.

USE OF ESTIMATES

      The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements

                            SPIEKER PROPERTIES, L.P.
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                             MARCH 31, 2001 AND 2000
                        (UNAUDITED, DOLLARS IN THOUSANDS)

and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NEW ACCOUNTING PRONOUNCEMENTS

      In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 133 (SFAS 133), "Accounting for Derivative Instruments and Hedging Activities," which establishes new standards for reporting derivative and hedging information. SFAS 133 requires that all derivatives be recognized as either assets or liabilities, at fair value, in the balance sheet. Derivatives that are not hedges must be adjusted to fair value through current earnings. Gains and losses on any derivative designated as part of a hedge transaction will either offset the income statement effect of the change in fair value of the hedged item, or be recognized in other comprehensive income, depending on the nature of the hedge. In June 1999, the FASB issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133," which deferred the effective date of SFAS 133 until fiscal years beginning after June 15, 2000. We adopted SFAS 133 as of January 1, 2001. The effect of adopting SFAS 133 was not material to the consolidated financial statements.

3.  ACQUISITIONS AND DISPOSITIONS

ACQUISITIONS

      There were no property acquisitions during the three months ended March 31, 2001. However, we acquired two parcels of land for development at an initial cost of $8,596. During the three months ended March 31, 2000, we acquired two office properties totaling 334,625 square feet at an initial cost of $75,530. In addition, we acquired an asset to be redeveloped in Southern California at an initial cost of $11,500.

DISPOSITIONS

      We disposed of the following properties during the three months ended March 31, 2001:

                                                                                                             TOTAL
                                                                     PROPERTY         MONTH                RENTABLE
        PROPERTY NAME                 REGION -- LOCATION              TYPE(1)        OF SALE              SQUARE FEET
        -------------                 ------------------              -------        -------              -----------
Key Financial Center           Pacific Northwest -- Boise, ID              O           February                88,562
Swan Island                    Pacific Northwest -- Portland, OR           I           February                85,876
Ryan Ranch Office Center A     Silicon Valley -- Monterey, CA              O           February                22,154
Ryan Ranch Office Center B     Silicon Valley -- Monterey, CA              O           February                22,333
Ryan Ranch Office Center C     Silicon Valley -- Monterey, CA              O           February                17,310
Ryan Ranch Office Phase II     Silicon Valley -- Monterey, CA              O           February                25,700
Ryan Ranch Office Phase        Silicon Valley -- Monterey, CA              O           February                24,548
Ryan Ranch Oaks I              Silicon Valley -- Monterey, CA              O           February                35,276
Ryan Ranch Oaks II             Silicon Valley -- Monterey, CA              L           February                    --(2)
                                                                                                              -------
TOTAL SQUARE FEET                                                                                             321,759
                                                                                                              =======

-------------
(1)  I -- Industrial; L -- Land; O -- Office

(2)  Represents sale of approximately 5.1 acres.

                            SPIEKER PROPERTIES, L.P.
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                             MARCH 31, 2001 AND 2000
                        (UNAUDITED, DOLLARS IN THOUSANDS)

      Cash proceeds, net of closing costs, received from these dispositions were $42,697. These proceeds were used to fund our existing development pipeline. Gain recognized on disposition of real estate was $20,516 for the three months ended March 31, 2001.

      During the three months ended March 31, 2000, we disposed of four industrial properties and two land parcels for net proceeds of $44,584. Gain recognized on disposition of real estate was $22,209 for the three months ended March 31, 2000.

4.  TRANSACTIONS WITH AFFILIATES

REVENUES AND EXPENSES

      We received $138 for the three months ended March 31, 2001, and $313 for the three months ended March 31, 2000, for management services provided to certain properties that are controlled and operated by either Spieker Northwest, Inc., or SNI, Spieker Griffin/ W9 Associates, LLC, or Spieker Partners. Certain of our officers are partners in Spieker Partners.

RECEIVABLE FROM AFFILIATES

      The $6 receivable from affiliates at March 31, 2001, and the $327 at December 31, 2000, represent management fees and reimbursements due from SNI, Spieker Griffin/ W9 Associates, LLC, and Spieker Partners.

INVESTMENTS IN MORTGAGES

      Investments in mortgages of $6,129 at March 31, 2001, and $8,827 at December 31, 2000, are loans to SNI. The loans are secured by deeds of trust on real property, bear interest at 8.5% to 9.5%, and mature in 2012. Interest income on the notes of $152 for the three months ended March 31, 2001, and $342 for 2000 is included in interest and other income. During the quarter ended March 31, 2001, one loan of $2,698 was repaid by SNI.

INVESTMENTS IN AFFILIATES

      The investments in affiliates include an investment in SNI. We own 95% of the non-voting Preferred Stock of SNI. Certain senior officers and one former officer of ours own 100% of the voting stock of SNI. At March 31, 2001, SNI owned 85,114 square feet of office and industrial property located in California. In addition to property ownership, SNI provides property management services to certain properties owned by Spieker Partners.

      Additionally, investments in affiliates include the 50.0% common interest in Spieker Griffin/ W9 Associates, LLC. During 2000, our 37.5% preferred interest in Spieker Griffin/ W9 Associates, LLC was converted to common interest. Spieker Griffin/ W9 Associates, LLC owns a 535,000 square foot office complex, located in Orange County, California, which we manage.

5.  PROPERTIES HELD FOR DISPOSITION

      We continue to review our portfolio and our long-term strategy for properties. Over time we will dispose of assets that do not have a strategic fit in the portfolio. Included in the value of the properties are all costs associated with acquiring the property, any construction in progress, less any direct assessments and the accumulated depreciation. Properties held for disposition are stated at lower of cost or estimated fair value less costs to sell.

                            SPIEKER PROPERTIES, L.P.
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                             MARCH 31, 2001 AND 2000
                        (UNAUDITED, DOLLARS IN THOUSANDS)

      Included in properties held for disposition of $174,973 at March 31, 2001, are 28 properties representing 5,935,267 square feet of industrial property and six land parcels representing 17.2 acres. Eighteen industrial properties and one land parcel are located in the Pacific Northwest. Ten industrial properties and five land parcels are located in Northern California.

      The following summarizes the condensed results of operations for the properties held for disposition at March 31, 2001, for the three months ended March 31, 2001 and 2000.

                                            2001             2000
                                            ----             ----
Rental Revenues                           $ 7,536          $ 6,894
Property Operating Expenses(1)             (1,312)          (1,174)
                                          -------          -------
    Net Operating Income                    6,224            5,720
                                          -------          -------
Depreciation and Amortization                (191)          (1,586)
Interest                                     (107)            (104)
                                          -------          -------
    Adjusted Net Operating Income         $ 5,926          $ 4,030
                                          =======          =======

--------------
(1) Property Operating Expenses include property related rental expenses and real estate taxes.

6.  DEBT

                                                                     MARCH 31,         DECEMBER 31,
                                                                       2001               2000
                                                                    -----------        -----------
Unsecured investment grade notes, fixed interest rates
   varying from 6.75% to 8.00%, payable semi-annually, due
   from 2001 to 2027                                                $1,936,500         $1,936,500
Short-term borrowings, variable interest rates ranging from
   LIBOR plus 0.70% to LIBOR plus 3.50%, due 2003                       94,632             61,619
Mortgage loans, fixed interest rates varying from 7.00% to
   9.88%, due 2001 to 2013(1)                                           51,785             56,738
                                                                    ----------         ----------
                                                                    $2,082,917         $2,054,857
                                                                    ==========         ==========

------------
(1) Mortgage loans generally require monthly principal and interest payments.

      Short-term borrowings include a $400,000 unsecured credit facility, which matures in November 2003, with an option to extend for one year at our election. The credit facility carries interest at the London Interbank Offering Rate, referred to as LIBOR, plus 0.70%. The one-month LIBOR at March 31, 2001, was 5.08%. The credit facility also includes an annual administrative fee of $50 and an annual facility fee of 0.20%. As of March 31, 2001, we had no amounts outstanding under the credit facility. During 2000, the credit facility replaced the previous $250,000 unsecured credit facility, which carried interest at LIBOR plus 0.80%.

      As of March 31, 2001, the short-term borrowings also include a $100,000 secured development facility (including revolving commitments of $91,000 and $9,000) which matures in April 2003. The development facility carries interest at LIBOR plus 1.25% for $91,000 of the commitment and LIBOR plus 3.50% for the remaining $9,000 of the commitment. It also includes an annual administrative fee of $35 and an unused facility fee of 0.25%. As of March 31, 2001, the amount drawn on the development facility was $87,078 of the $91,000 commitment and $7,554 of the $9,000 commitment.

      The facilities are subject to financial covenants concerning leverage, interest coverage and certain other ratios. We are currently in compliance with all of the covenants on both facilities.

                            SPIEKER PROPERTIES, L.P.
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                             MARCH 31, 2001 AND 2000
                        (UNAUDITED, DOLLARS IN THOUSANDS)

      In December 2000, we issued $200,000 of investment grade rated unsecured notes at 7.65% due December 15, 2010, priced to yield 7.66%. Net proceeds of approximately $198,200 were used to pay off $100,000 of unsecured notes which matured in December 2000, to pay down the unsecured credit facility, and to fund development activity.

      Our unsecured investment grade notes are subject to financial covenants concerning leverage, interest coverage and certain other ratios. We are currently in compliance with all of the covenants in the unsecured note agreements governing this indebtedness.

      We capitalized interest of $4,823 for the three months ended March 31, 2001, and $5,389 for the three months ended March 31, 2000.

7.  PARTNERS' DISTRIBUTIONS PAYABLE

      The distributions payable at March 31, 2001, and December 31, 2000, represent amounts payable to the partners of record. The unit holders of record are as follows:


                                                              MARCH 31, 2001         DECEMBER 31, 2000
                                                              --------------         -----------------
                   Units and Shares:
                   General Partner units                        65,971,027              65,782,599
                   Limited Partner units                         8,825,245               8,826,153
                   Series A Preferred shares(1)                  1,000,000               1,000,000
                   Series B Preferred shares                     4,250,000               4,250,000
                   Series C Preferred shares                     6,000,000               6,000,000
                   Series D Preferred units                      1,500,000               1,500,000
                   Series E Preferred shares                     4,000,000               4,000,000

-----------
(1) Called for redemption on April 16, 2001, and convertible into Common Stock prior to that date.

8.  RESTRICTED STOCK

      Effective June 9, 1999, the Board of Directors passed a resolution authorizing the issuance of up to 3,164,935 restricted shares of our common stock pursuant to restricted stock agreements, and immediately issued 201,610 of the newly authorized shares in exchange for previously outstanding unvested restricted shares granted in 1997, 1998 and 1999 under the Stock Incentive Plan. As of March 31, 2001, a total of 392,845 restricted shares have been issued.

9.  SEGMENT INFORMATION

      We have five reportable segments or "regions": Pacific Northwest; East Bay/ Sacramento, California; Peninsula/ North Bay, California; Silicon Valley, California; and Southern California. Each region has a Regional President who is directly responsible for managing all phases of the region's operations including acquisition, development, leasing and property management. Each region includes both office and industrial properties which are leased to tenants engaged in various types of business activities. The accounting policies for the five regions are the same as those described in the summary of significant accounting policies. We evaluate performance based upon the combined net operating income of the properties in each region. Each of the five operating regions consists of differing mixes of office and industrial properties. The rental revenues and net operating income for the regions are not comparable, given the differing mixes of properties within the regions.

                            SPIEKER PROPERTIES, L.P.
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                             MARCH 31, 2001 AND 2000
                        (UNAUDITED, DOLLARS IN THOUSANDS)

      Significant information for the reportable segments for the three months ended March 31, 2001 and 2000, is as follows:


                                         PACIFIC        EAST BAY/      PENINSULA/        SILICON         SOUTHERN
                                        NORTHWEST       SACRAMENTO      NORTH BAY        VALLEY         CALIFORNIA         TOTAL
                                        ---------       ----------      ---------        ------         ----------         -----
2001 Rental Revenues                  $    40,629     $   29,747     $    28,432     $    53,539     $    54,979     $     207,326
2000 Rental Revenues                       33,134         28,281          19,525          39,247          47,226           167,413
2001 Net Operating Income(1)               28,647         21,369          21,099          44,173          37,281           152,569
2000 Net Operating Income(1)               23,345         20,687          13,293          31,156          30,925           119,406
2001 Additions to Properties                   --             --              --              --              --                --
2001 Reductions to Properties(2)            6,357             --              --          15,730              --            22,087

-----------
(1) Net operating income for the properties is calculated by subtracting property related rental expenses and real estate taxes from rental revenues on the accompanying consolidated statements of operations.

(2) See Note 3 to the consolidated financial statements for the related square footage by region of the reductions to properties.


10.  SUPPLEMENTAL DISCLOSURE OF NON-CASH TRANSACTIONS

                                                                        THREE MONTHS ENDED
                                                                             MARCH 31,
                                                                ---------------------------------
                                                                    2001                  2000
                                                                -----------            ----------
Increase to land and assessment bonds payable                   $     128               $      34
Write-off of fully depreciated property                             2,465                   7,027
Write-off of fully depreciated furniture, fixtures and
   equipment                                                          296                     204
Write-off of fully amortized deferred financing and
   leasing costs                                                    1,092                     921
Restricted Stock grants, net of amortization                        3,263                   2,019
Units issued in connection with property acquisitions                  --                   8,638

11.  SUBSEQUENT EVENT

      We have an equity investment in Broadband Office, Inc., a facilities based provider of broadband data, video and voice communication services delivered over fiber optic networks. In May 2001, Broadband Office, Inc. filed for Chapter 11 bankruptcy protection. We had approximately $4,000 invested in Broadband Office, Inc. as of March 31, 2001.